                                                                   Exhibit 10.16

                               EXECUTIVE AGREEMENT

     AGREEMENT  made and  effective  as of the 1st day of  January,  2003 by and among NYFIX, INC. a New York corporation with its principal office at 333 Ludlow
Street,  Stamford, CT 06902 (hereinafter "Employer" or "Company"),  and Mr. Lars
Kragh,   residing  at  23  Camelot  Court,   Stamford,   CT  06907  (hereinafter
"Employee").

     WHEREAS,  Employer,  through its subsidiaries,  provides electronic trading systems,  industry-wide trade routing connectivity,  straight-through processing and  execution  services  and  systems to the global  equities  and  derivatives financial markets, and

     WHEREAS, Employer desires to assure the services of Employee for the period provided in this  Agreement,  and  Employee is willing to serve in the employ of
Employer  on a full-time  basis for said  period  upon the terms and  conditions hereinafter set forth;

     NOW, THEREFORE,  in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. EMPLOYMENT.  Employer agrees to employ Employee,  and Employee agrees to enter the employ of the Employer for the period  stated in Paragraph  "3" hereof and upon the other terms and conditions set forth herein.

     2.  POSITION  AND  RESPONSIBILITIES.  During the  period of his  employment hereunder,  Employee agrees to serve as Chief Information  Officer and report to
Peter Kilbinger Hansen, Chief Executive Officer of the Company.

     3. TERM OF  EMPLOYMENT.  The  period of  Employee's  employment  under this
Agreement  shall be deemed to have  commenced  as of  January  1, 2003 and shall continue for a period of one year until December 31, 2003 (the "Term"). The Term shall be  automatically  renewed in one-year  increments  unless  terminated  as provided  herein,  or unless either party gives 90 days prior written  notice of its intention to discontinue the automatic extension.

     4. DUTIES.  During the period of his  employment  hereunder  and except for illness,  vacation  periods,  and reasonable  leaves of absence,  Employee shall devote substantially all of his business time, attention,  skill, and efforts to the faithful performance of his duties hereunder.

            In addition to paid  holidays,  as defined by the Company's  holiday schedule,  employee  shall  receive  a  prorated  4 week  vacation  in the first calendar  year  of  this  Agreement,  and 4  weeks  paid  vacation  during  each subsequent  calendar  year of this  Agreement.  All  vacation  periods  shall be scheduled at the convenience of the Employer.

     5. COMPENSATION.

     5.1.  BASE  SALARY:  Employer  shall pay Employee as  compensation  for his services  hereunder a total annual base salary of $231,875 and will  increase to
$250,000  effective  April 1, 2003.  The base salary is  comprised of a standard
$245,000 US dollars  plus an  additional  $5,000 US dollars for  non-competition compensation  (see  paragraph 9). In addition,  Executive  will be entitled to a leased automobile maintained and paid by the Company, including fuel, insurance, tolls  and  parking.  Executive  will  also be  offered  to  participate  in the
Company's health insurance plan(s) and 401(k) plan.

     5.2.  OTHER  COMPENSATION:  At any point of time the Company  reserves  the right to extend special  bonuses or incentives  which could include stock option grants.  However,  such  arrangements  are  solely at  management's  discretion.
Employee  shall also be entitled to  participate  in such other  benefits as may from time to time be generally  made  available to  Employer's  employees.  This contract is not obligating the company to extend such bonuses or incentives.

     6. PAYMENT TERMS.  The salary payment shall be made in accordance  with the usual payroll system of the Company, presently bi-weekly.

     7. REIMBURSEMENT OF EXPENSES.  Employer shall pay or reimburse Employee for all reasonable  travel and other expenses incurred by Employee in performance of his  obligations  under this  Agreement,  provided that  Employer  approves such expenses in advance.

     8.  CONFIDENTIALITY.  The Employee  recognizes  and  acknowledges  that the
Employer's trade secrets,  employers specific  combination of use of third-party parts,  proprietary technology and software, and confidential information as may exist and be shared with Employee from time to time are valuable,  special,  and unique  assets of the  Employer.  The Employer and the Employee  recognize  that access to and knowledge of such  technology and  information is essential to the
Employee's  duties  hereunder.  In return  for his  access  and  knowledge,  the
Employee  agrees that he will not,  during the term of this  Agreement or at any time thereafter,  disclose any such secrets,  technology,  or information to any person, firm, corporation, or other entity for any reason or purpose whatsoever, nor shall the Employee make use of any such secrets,  technology, or information for his own  purposes or for the benefit of any person,  firm,  corporation,  or other entity under any circumstances during or after the term of this Agreement.

     9.  NON-COMPETITION.  You will not for the first 12 months after the end of your  employment  with us either  directly or indirectly  as a sole  proprietor, partner,  stockholder,  investor, officer or director of a corporation, or as an employee,  agent,  associate or consultant of any person,  firm,  corporation or other entity - without NYFIX, Inc. written approval:

(i)              engage  in  any   activity  or   employment   in  the  faithful
                 performance  of which it could be reasonably  anticipated  that you would or would be  required  or expected to use or disclose any confidential information or trade secrets of NYFIX; Inc. or its subsidiaries,

           (ii)  you will not solicit business or accept orders for products and services  competitive  with  the  Employers  or  the  Employers
                 Subsidiaries  or  Affiliates,  from  any of  their  clients  or prospective clients with whom you dealt with either directly or indirectly during the period of your employment;

     10.  ENFORCEMENT;  SEVERABILITY.  It is the  desire  and the  intent of the parties hereto that the  provisions of this Agreement  hereof be enforced to the fullest extent permissible under the laws and public policy of the jurisdictions in which  enforcement  is  sought.  Accordingly,  if any  particular  portion or provision of this Agreement shall be adjudicated to be invalid or unenforceable, the  remaining  portion or such  provision or the  remaining  provisions of this
Agreement,  or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be effected thereby.

     11.  TERMINATION.  This Agreement may not be terminated  during its term by the Employer for any reason other than  material  breach by the Executive of the agreement.

     12.  GOVERNING  LAW  AND  VENUE.  This  Agreement  shall  be  construed  in accordance with the laws of the State of New York.

     13. INDEMNIFICATION. The Executive hereby covenants and agrees that he will not do any act or incur any  obligation  on be-half of the  Employer of any kind whatsoever unless authorized by the Employer.  The Employer hereby covenants and agrees  that  it will  indemnify  Executive  and  hold  him  harmless  from  any obligation  or  liability  incurred by the  Employer or by the  Executive  as an
Officer, Director,  Employee or Agent of the Employer,  including the reasonable expenses  of  legal  defense  thereof,  for  any  act,  omission,  or  liability undertaken or incurred during the course of this Agreement.

     14.  NOTICES.  Any notice  required to be given  pursuant to this Agreement shall be effective  only if in writing and  delivered  personally or by mail. If given by mail, such notice must be sent by registered or certified mail, postage prepaid,  mailed to the parties at the addresses set forth on the signature page hereof,  or at such other  addresses as the parties may designate,  from time to time,  by  written  notice.  Mailed  notices  shall be deemed  received  two (2)
business days after the date of deposit in the mail.

     15.   SURVIVAL.   The   representations,    warranties,    covenants,   and
indemnifications  contained  herein shall survive the execution hereof and shall be effective regardless of the expiration or termination hereof.

     IN WITNESS WHEREOF,  the Parties hereto have executed this Agreement on the
1st day of January, 2003:

                                 NYFIX, INC.

                                By:  /s/ Mark R. Hahn
                                  -------------------------
                                    Mark R. Hahn
                                    Chief Financial Officer

                                 EXECUTIVE:

                                  /s/ Lars Kragh
                                  -------------------------
                                    Lars Kragh